EXHIBIT 23.1




            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders
Donaldson, Lufkin & Jenrette, Inc.:

          We consent to the incorporation herein by reference of our report dated February 2, 1996 which is included in the December 31, 1995 annual report on Form 10-K of Donaldson, Lufkin & Jenrette, Inc., also incorporated herein by reference.



                                       /s/ KPMG Peat Marwick LLP



New York, New York
January 29, 1997